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                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of CBL & Associates Properties, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: October 4, 2000                  CHARLES B. LEBOVITZ

                                        /s/ Charles B. Lebovitz
                                        ------------------------------
                                        Charles B. Lebovitz


Dated: October 4, 2000                  CBL & ASSOCIATES, INC.

                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz
                                        President


Dated: October 4, 2000                  COLLEGE STATION ASSOCIATES

                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz,
                                        as managing general partner


Dated: October 4, 2000                  CBL EMPLOYEES PARTNERSHIP
                                         / CONWAY

                                        By: CBL & Associates, Inc.,
                                        as managing general partner
                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz
                                        President


Dated: October 4, 2000                  FOOTHILLS PLAZA PARTNERSHIP

                                        By: CBL & Associates, Inc.,
                                        as managing partner
                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz
                                        President



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Dated: October 4, 2000                  GIRVIN ROAD PARTNERSHIP

                                        By: CBL & Associates, Inc.,
                                        as managing general partner
                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz
                                        President


Dated: October 4, 2000                  WAREHOUSE PARTNERSHIP

                                        By: CBL & Associates, Inc.,
                                        as managing general partner
                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz
                                        President


Dated: October 4, 2000                  TRUST U/W MOSES LEBOVITZ
                                        F/B/O/ CHARLES B. LEBOVITZ

                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz,
                                        as trustee


Dated: October 4, 2000                  TRUST U/W MOSES LEBOVITZ
                                        F/B/O/ FAYE L. PETERKEN

                                        By: /s/ Charles B. Lebovitz
                                            ------------------------------
                                        Charles B. Lebovitz,
                                        as trustee


Dated: October 4, 2000                  STEPHEN D. LEBOVITZ

                                        /s/ Stephen D. Lebovitz
                                        ------------------------------
                                        Stephen D. Lebovitz


Dated: October 4, 2000                  JOHN N. FOY

                                         /s/ John N. Foy
                                        ------------------------------
                                        John N. Foy